Exhibit 10.2 to the
                           Quarterly Report on Form 10-Q
                           for the Quarter Ended June 30, 1995


Investment Banking

PaineWebber Incorporated
725 South Figueroa Street, Suite 4100
Los Angeles, CA  90017
213 972-1740

Gregory R. Brundage
Managing Director

PaineWebber



Memorandum

DATE:      June 9, 1995

TO:        Steve Cloward

FROM:      Greg Brundage

RE:        Big O Tires, Inc.

Per our conversation 5/30/95, we confirm that we agree to reduce our success fee to $600,000 (net) payable at the closing plus reimbursement of out of pocket expenses. This takes into account and limits an aggregate of $250,000 in monthly fees credited against overall fees.

(Handwritten statement  "Needs to be capped @ $850,000)




Memorandum

DATE:      June 16, 1995

TO:        Steve Cloward

FROM:      Greg Brundage

RE:        Big O Tires, Inc.

Per our conversation on June 12, 1995 we are prepared to alter our compensation as follows: from June 30 on, we will continue to be paid $25,000 per month - all of which will be credited against our $600,000 success fee. We also will be reimbursed for out-of-pocket expenses.


cc:   Bob Hastings



Memorandum

DATE:      June 30, 1995

TO:        Steve Cloward

FROM:      Greg Brundage

RE:        Big O Tires, Inc.

Per our conversation 6/29/95, the fairness opinion is included in our $600,000 transaction fee.